Exhibit 10.1
FIRST AMENDMENT
FIRST AMENDMENT, dated as of March 22, 2010 (this “First Amendment”), to the Amended and Restated Credit Agreement, dated as of February 13, 1998, as amended and restated as of December 10, 2003 and March 4, 2004, as further amended and restated as of October 2, 2009 (the “Credit Agreement”), among Nebraska Book Company, Inc., a Kansas corporation (the “Borrower”), NBC Holdings Corp., NBC Acquisition Corp., the lenders party from time to time thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent, Wells Fargo Bank, National Association, as syndication agent, and Bank of America, N.A., as documentation agent.
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;
WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement, as more fully described herein; and
WHEREAS, the Lenders and the Administrative Agent are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:
1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.
2. Amendments to Section 1.1 (Defined Terms).
(a) Section 1.1 of the Credit Agreement is amended by adding the following definitions in proper alphabetical order:
“Deposit Account”: as defined in the Guarantee and Collateral Agreement.
“Reserved Local Blocked Account”: as defined in the Guarantee and Collateral Agreement.
(b) The definition of “Reserves” set forth in Section 1.1 of the Credit Agreement is amended in its entirety as follows:
“Reserves”: any and all reserves which the Administrative Agent deems necessary, in its Permitted Discretion, to maintain (including, without limitation, the Dilution Reserve, reserves for accrued and unpaid interest on the Obligations, reserves in respect of Banking Services, volatility reserves, Rent Reserves, reserves in connection with any Reserved Local Blocked Account, reserves for Inventory shrinkage, reserves for customs charges and shipping charges related to any Inventory in transit, reserves for Swap Obligations, reserves for contingent liabilities of any Loan Party, reserves for uninsured losses of any Loan Party, reserves for uninsured, underinsured, un-indemnified or under-indemnified liabilities or potential liabilities with respect to any litigation and reserves for taxes, fees, assessments, and other governmental charges) with respect to the Collateral or any Loan Party.

3. Amendment to Section 6.10 (“Control Agreements”). Section 6.10(b) of the Credit Agreement is amended in its entirety as follows:
“(b) The Borrower shall determine the aggregate balance of cash and Cash Equivalents of all Loan Parties in accounts (including Reserved Local Blocked Accounts but other than (i) each Deposit Account, the funds in which are used, in the ordinary course of business, solely for the payment of salaries and wages, workers’ compensation, pension benefits and similar expenses or taxes related thereto, (ii) each Deposit Account (other than a Reserved Local Blocked Account) used, in the ordinary course of business, solely for daily accounts payable and that has an ending daily balance of zero and (iii) each Deposit Account (other than Reserved Local Blocked Accounts) used in the ordinary course of business for local store accounts (which shall be governed by Section 6.4 of the Guarantee and Collateral Agreement)) not subject to Deposit Account Control Agreements or other appropriate control agreements in favor of the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent at each time when the Borrower delivers Borrowing Base reports pursuant to Section 6.2(g), and (x) if such aggregate balance under clause (ii) above shall at any time of determination exceed $1,000,000, the Borrower shall promptly eliminate such excess from such accounts or shall within 30 days enter, or cause the applicable Loan Parties to enter, into one or more Deposit Account Control Agreements or other appropriate control agreements in favor of the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent so that there shall not thereafter be any such excess and (y) if such aggregate balance in Reserved Local Blocked Accounts shall at any time of determination exceed $2,000,000, the Borrower shall, within 3 Business Days, eliminate such excess from such accounts; provided, however, that the Borrower shall have 90 days after the Closing Date (or such later date as the Administrative Agent shall agree in its Permitted Discretion) to obtain such Deposit Account Control Agreements or other appropriate control agreements.”
4. Amendment to Section 8 (“Events of Default”). Section 8(c) of the Credit Agreement is amended in its entirety as follows:
“(c) Any Loan Party shall default in the observance or performance of any agreement contained in (i) clause (i) or (ii) of Section 6.4(a) (with respect to Holdings and the Borrower only), Section 6.7(a), 6.10(b)(y) or Section 7, or (ii) clause (e) of Section 2.9 or clause (j) of Section 6.2, and in the case of this clause (ii) such default shall continue unremedied for a period of 3 Business Days (or, during any period that is not an FCCR Compliance Period, any default under clause (j) of Section 6.2 shall continue unremedied for a period of 30 days); or”
5. Authorization. The Lenders party hereto hereby authorize the Administrative Agent to enter into an amendment to the Guarantee and Collateral Agreement in form and substance substantially as set forth on Annex A attached hereto.
6. Representations and Warranties. The Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement, as amended by this First Amendment. The Borrower represents and warrants that, after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.
7. Effectiveness. This First Amendment shall become effective on the date the following conditions precedent are satisfied:
(a) First Amendment. The Administrative Agent shall have received this First Amendment executed and delivered by the Administrative Agent, the Borrower, the Lenders party to the

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Credit Agreement constituting the “Required Lenders” thereunder.
(b) First Amendment to the Guarantee and Collateral. The Administrative Agent shall have received the First Amendment to the Guarantee and Collateral Agreement, dated the date hereof, executed and delivered by the Administrative Agent, the Borrower and each other Loan Party.
8. Continuing Effect of the Credit Agreement. This First Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.
9. Counterparts. This First Amendment may be executed by the parties hereto in any number of separate counterparts (including facsimiled and other electronically transmitted counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.
10. GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
11. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this First Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

NBC HOLDINGS CORP.
By:	/s/ Alan G. Siemek
	Name:	Alan G. Siemek
	Title:	Treasurer

NBC ACQUISITION CORP.
By:	/s/ Alan G. Siemek
	Name:	Alan G. Siemek
	Title:	Treasurer

NEBRASKA BOOK COMPANY, INC.
By:	/s/ Alan G. Siemek
	Name:	Alan G. Siemek
	Title:	Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender
By:	/s/ Eric H. Pratt
	Name:	Eric H. Pratt
	Title:	Vice President

Signature page to the First Amendment
dated as of March 17, 2010 to the
NEBRASKA BOOK COMPANY, INC.
Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Richard D. Hill, Jr.
	Name:	Richard D. Hill, Jr.
	Title:	Managing Director

Signature page to the First Amendment
dated as of March 22, 2010 to the
NEBRASKA BOOK COMPANY, INC.
Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Geoffrey Headington
	Name:	Geoffrey Headington
	Title:	Director

ANNEX A
First Amendment to the Guarantee and Collateral Agreement